                                                                 EXHIBIT 23.1


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement
(Form S-8 No. 333-16939) pertaining to The 1994 Incentive Plan of Clean Diesel Technologies, Inc. of our report dated February 26, 1998, with respect to the financial statements of Clean Diesel Technologies, Inc. in this Annual Report on Form 10-K for the year ended December 31, 1997.




                                     /s/ ERNST & YOUNG LLP


Stamford, Connecticut
March 27, 1998